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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Medtronic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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710 Medtronic Parkway
Minneapolis, Minnesota 55432
Telephone: 763-514-4000

July   , 2007

Dear Shareholder:

Please join us for our Annual Meeting of Shareholders on Thursday, August 23, 2007, at 10:30 a.m. (Central Daylight Time) at Medtronic’s World Headquarters, 710 Medtronic Parkway, Minneapolis (Fridley), Minnesota.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

We invite you to join us beginning at 9:30 a.m. to view Medtronic’s interactive product displays. Product specialists will be available to answer your questions before and after the Annual Meeting.

Your vote is important. Whether you own a few shares or many, it is important that your shares are represented. If you cannot attend the Annual Meeting in person, you may vote your shares by internet or by telephone, or by completing and signing the accompanying proxy card and promptly returning it in the envelope provided.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Arthur D. Collins, Jr.
Chairman of the Board and Chief Executive Officer

Alleviating Pain, Restoring Health, Extending Life

MEDTRONIC, INC.
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

TIME	10:30 a.m. (Central Daylight Time) on Thursday, August 23, 2007.

PLACE	Medtronic World Headquarters 710 Medtronic Parkway Minneapolis (Fridley), Minnesota 55432

ITEMS OF BUSINESS	1. To elect four Class III directors for three-year terms.

2. To ratify the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm.

3. To amend Medtronic’s restated articles of incorporation to provide for the annual election of all directors.

4. To consider such other business as may properly come before the Annual Meeting and any adjournment thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on June 25, 2007.

VOTING BY PROXY	If you cannot attend the Annual Meeting, you may vote your shares over the internet or by telephone, or by completing and promptly returning the enclosed proxy card in the envelope provided. Internet and telephone voting procedures are on your proxy card.

ANNUAL REPORT	Medtronic’s 2007 Annual Report accompanies this Notice of Annual Meeting of Shareholders.

By Order of the Board of Directors,

Terrance L. Carlson
Corporate Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about July  , 2007.

710 Medtronic Parkway
Minneapolis, Minnesota 55432
Telephone: 763-514-4000

PROXY STATEMENT
Annual Meeting of Shareholders
August 23, 2007

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Medtronic, Inc. (“Medtronic”) of proxies to be voted at Medtronic’s Annual Meeting of Shareholders to be held on August 23, 2007, and at any adjournment of the meeting.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

What am I voting on?

There are three proposals scheduled to be voted on at the meeting:

•	Election of four directors;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2008; and

•	Amendment of Medtronic’s restated articles of incorporation to provide for the annual election of all directors.

Who is entitled to vote?

Shareholders as of the close of business on June 25, 2007 (the “Record Date”), may vote at the Annual Meeting. You have one vote for each share of common stock you held on the Record Date, including shares:

•	Held directly in your name as “shareholder of record” (also referred to as “registered shareholder”);

•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or nominee how to vote their shares; and

•	Credited to your account in Medtronic’s Employee Stock Ownership and Supplemental Retirement Plan.

What constitutes a quorum?

A majority of the outstanding shares entitled to vote, present or represented by proxy, constitutes a quorum for the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” (see below) are also counted as present and entitled to vote for purposes of determining a quorum. On the Record Date,            shares of Medtronic common stock were outstanding and entitled to vote.

How many votes are required to approve each proposal?

The following explains how many votes are required to approve each proposal, provided that a majority of our shares is present at the Annual Meeting (in person or by proxy). The four candidates for election who receive a plurality vote in the affirmative will be elected. Ratifying PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2008 requires the affirmative vote of a majority of the shares present. Amending our restated articles of incorporation requires the affirmative vote of not less than seventy-five percent of the votes entitled to be cast by all holders of shares of our common stock.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals. If you abstain from voting on any of the other proposals, it has the same effect as a vote against the proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee and “FOR” or “AGAINST” the other proposals as recommended by the Board.

What is a broker non-vote?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a broker non-vote). Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are counted as present for the purpose of determining whether there is a quorum at the Annual Meeting, but are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter.

How does the Board recommend that I vote?

Medtronic’s Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2008; and

•	“FOR” amending Medtronic’s restated articles of incorporation to provide for the annual election of all directors.

How do I vote my shares without attending the meeting?

If you are a shareholder of record or hold shares through a Medtronic stock plan, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In any circumstance, you may vote:

•	By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you need not return your proxy card.

•	By Mail — You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on August 22, 2007.

How do I vote my shares in person at the meeting?

If you are a shareholder of record and prefer to vote your shares at the meeting, bring the enclosed proxy card or proof of identification. You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you are unable to attend the meeting.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card or, if you vote by internet or telephone, vote once for each proxy card you receive.

May I change my vote?

Yes. Whether you have voted by mail, internet or telephone, you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to the Corporate Secretary of Medtronic;

•	Voting by internet or telephone at a later time;

•	Submitting a properly signed proxy card with a later date; or

•	Voting in person at the Annual Meeting.

Can I receive future proxy materials electronically?

Yes. If you are a shareholder of record or hold shares through a Medtronic stock plan, you may elect to receive future proxy statements and annual reports online as described in the next paragraph. If you elect this feature, you will receive an email message notifying you when the materials are available, along with a web address for viewing the materials. If you received this proxy statement electronically, you do not need to do anything to continue receiving proxy materials electronically in the future.

Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:

•	Go to our website at www.medtronic.com;

•	Under About Medtronic, click on Investor Relations;

•	In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and

•	Follow the prompts to submit your electronic consent.

Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. Street name shareholders whose broker or bank is not included in this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As with all internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.medtronic.com/annualmeeting.

What are the costs and benefits of electronic delivery of Annual Meeting materials?

There is no cost to you for electronic delivery. You may incur the usual expenses associated with internet access as charged by your internet service provider. Electronic delivery ensures quicker delivery, allows you to print the materials at your computer and makes it convenient to vote your shares online. Electronic delivery also saves Medtronic significant printing, postage and processing costs.

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors and Nominees

The Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office for each class ending in consecutive years. David L. Calhoun, Arthur D. Collins, Jr., James T. Lenehan and Kendall J. Powell are the Class III directors who have been nominated for re-election to the Board to serve until the 2010 Annual Meeting and until their successors are elected and qualified. All of the nominees are currently directors, and Mr. Collins was previously elected to the Board of Directors by the shareholders. Mr. Lenehan was elected to the Board by the Board of Directors in January 2007, and Messrs. Calhoun and Powell were elected to the Board by the Board of Directors in June 2007.

All of the nominees have consented to being named as a nominee in this Proxy Statement and have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

A plurality of votes cast is required for the election of directors. However, under the Medtronic Principles of Corporate Governance, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board of Directors) who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) will, within five business days of the certification of the shareholder vote by the inspector of elections, tender a written offer to resign from the Board of Directors. The Corporate Governance Committee will promptly consider the resignation offer and recommend to the Board of Directors whether to accept it. The Corporate Governance Committee will consider all factors its members deem relevant in considering whether to recommend acceptance or rejection of the resignation offer, including, without limitation:

•	the perceived reasons why shareholders withheld votes “for” election from the director;

•	the length of service and qualifications of the director;

•	the director’s contributions to Medtronic;

•	Medtronic’s compliance with securities exchange listing standards;

•	possible contractual ramifications in the event the director in question is a management director;

•	the purpose and provisions of the Medtronic Principles of Corporate Governance; and

•	the best interests of Medtronic and its shareholders.

If a director’s resignation is accepted, the Corporate Governance Committee will recommend to the Board of Directors whether to fill the vacancy on the Board created by the resignation or reduce the size of the Board. Any director who tenders his or her offer to resign pursuant to this policy shall not participate in the Corporate Governance Committee or Board deliberations regarding whether to accept the offer of resignation. The Board will act on the Corporate Governance Committee’s recommendation within 90 days following the certification of the shareholder vote, which may include, without limitation:

•	acceptance of the offer of resignation;

•	adoption of measures intended to address the perceived issues underlying the Majority Withheld Vote; or

•	rejection of the resignation offer.

Thereafter, the Board of Directors will disclose its decision to accept the resignation offer or the reasons for rejecting the offer, if applicable, on a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days of the date of the Board’s final determination.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING IN 2010 (CLASS III):

DAVID L. CALHOUN Chairman and Chief Executive Officer, The Nielsen Company	Director since 2007 age 50

Mr. Calhoun was appointed Chairman of the Executive Board and Chief Executive Officer of The Nielsen Company on August 23, 2006. Prior to joining Nielson, Mr. Calhoun served as Vice Chairman of General Electric Company and President & Chief Executive Officer, GE Infrastructure. Before that, Mr. Calhoun served as President and Chief Executive Officer of GE Aircraft Engines; President and Chief Executive Officer of Employers Reinsurance Corporation; President and Chief Executive Officer of GE Lighting; President and Chief Executive Officer of GE Transportation Systems; and Chief Executive Officer of GE Transportation.

ARTHUR D. COLLINS, Jr. Chairman of the Board and Chief Executive Officer, Medtronic, Inc.	Director since 1994 age 59

Mr. Collins has been Chairman of the Board and Chief Executive Officer of Medtronic since April 2002; President and Chief Executive Officer from May 2001 to April 2002; President and Chief Operating Officer from August 1996 to April 2001; Chief Operating Officer from January 1994 to August 1996; and Executive Vice President of Medtronic and President of Medtronic International from June 1992 to January 1994. He was Corporate Vice President of Abbott Laboratories from October 1989 to May 1992 and Divisional Vice President of that company from May 1984 to October 1989. He is also a director of The Boeing Company, U.S. Bancorp and Cargill, Inc., a member of the Board of Overseers of The Wharton School at the University of Pennsylvania and a member of the board of The Institute of Health Technology Studies. At the Annual Meeting, Mr. Collins is expected to resign as Chief Executive Officer of Medtronic and continue as Chairman of the Board of Medtronic.

JAMES T. LENEHAN Financial Consultant and Retired Vice Chairman and President of Johnson & Johnson	Director since 2007 age 58

Mr. Lenehan served as President of Johnson & Johnson from 2002 until March 2004 after 28 years of service; Vice Chairman of Johnson & Johnson from August 2000 until June 2004; Worldwide Chairman of Johnson & Johnson’s Medical Devices and Diagnostics Group from 1999 until he became Vice Chairman of the Board; and was previously Worldwide Chairman, Consumer Pharmaceuticals & Professional Group. Mr. Lenehan has been a financial consultant since October 2004.

KENDALL J. POWELL President and Chief Operating Officer General Mills	Director since 2007 age 53

Mr. Powell has been President and Chief Operating Officer and a director of General Mills since June 2006. Prior to that Mr. Powell was Executive Vice President and Chief Operating Officer, U.S. Retail from May 2005 to June 2006, Executive Vice President of General Mills from August 2004 to May 2005. From September 1999 to August 2004, Mr. Powell was Chief Executive Officer of Cereal Partners Worldwide. Mr. Powell joined General Mills in 1979. Mr. Powell also serves on the boards of Cereal Partners Worldwide, the Twin Cities United Way and the Minnesota Historical Society.

THE BOARD RECOMMENDS A VOTE FOR THE CLASS III NOMINEES.

DIREC	TORS CONTINUING IN OFFICE AFTER THE 2007 ANNUAL MEETING
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2009

RICHARD H. ANDERSON Executive Vice President, UnitedHealth Group Incorporated	Director since 2002 age 52

Mr. Anderson has been Executive Vice President of UnitedHealth Group and President, Commercial Services Group, of UnitedHealth Group Incorporated since December 2006 and was Executive Vice President of UnitedHealth Group since November 2004 and was Chief Executive Officer of its Ingenix subsidiary from December 2004. Mr. Anderson was Chief Executive Officer of Northwest Airlines Corporation and its principal subsidiary, Northwest Airlines, from February 2001 to November 2004. Mr. Anderson serves on the Board of Directors of Cargill, Inc. and Delta Airlines, Inc. Northwest filed for bankruptcy in September 2005, which is within two years of Mr. Anderson serving as an executive officer of Medtronic

ROBERT C. POZEN Chairman, MFS Investment Management	Director since 2004 age 60

Mr. Pozen has been Chairman of MFS Investment Management and a director of MFS Mutual Funds since February 2004 and previously was Secretary of Economic Affairs for the Commonwealth of Massachusetts from January 2003 to December 2003. Mr. Pozen was also John Olin Visiting Professor, Harvard Law School, from 2002 to 2003; Vice Chairman of Fidelity Investments from June 2000 to December 2001 and President of Fidelity Management & Research from April 1997 to December 2001. He is also a director of BCE Inc., the parent company of Bell Canada.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2008

WILLIAM A. HAWKINS President and Chief Operating Officer	Director since 2007 age 53

Mr. Hawkins has been a Director of Medtronic since March 2007 and President and Chief Operating Officer of Medtronic since May 2004. He served as Senior Vice President and President, Medtronic Vascular, from January 2002 to May 2004. He served as President and Chief Executive Officer of Novoste Corporation from 1998 to 2002. Mr. Hawkins serves on the board of Deluxe Corporation, the board of trustees for the University of Virginia Darden School of Business and the board of visitors for the Duke University School of Engineering. At the Annual Meeting, Mr. Hawkins is expected to be named President and Chief Executive Officer of Medtronic.

SHIRLEY ANN JACKSON, Ph.D. President of Rensselaer Polytechnic Institute	Director since 2002 age 60

Dr. Jackson has been President of Rensselaer Polytechnic Institute since July 1999. She was Chair of the U.S. Nuclear Regulatory Commission from July 1995 to July 1999; and Professor of Physics at Rutgers University and consultant to AT&T Bell Laboratories from 1991 to 1995. She is a member of the National Academy of Engineering and the American Philosophical Society and is a Fellow of the American Academy of Arts and Sciences, the American Association for the Advancement of Science, and of the American Physical Society. She is a trustee of the Brookings Institution, a Life Trustee of M.I.T. and a member of the Council on Foreign Relations. She is also a director of NYSE Euronext, Federal Express Corporation, Marathon Oil Corporation, Public Service Enterprise Group, and International Business Machines Corporation.

DENISE M. O’LEARY Private Venture Capital Investor	Director since 2000 age 50

Ms. O’Leary has been a private venture capital investor in a variety of early stage companies since 1996. Ms. O’Leary is also a director of US Airways Group, Inc. She is a director of Stanford Hospitals and Clinics, where she was chair of the board from 2000 through 2005, and Lucile Packard Children’s Hospital. She was a member of the Stanford University Board of Trustees from 1996 through 2006, where she chaired the Committee of the Medical Center for that period.

JEAN-PIERRE ROSSO Chairman, World Economic Forum USA Inc.	Director since 1998 age 67

Mr. Rosso has been Chairman of World Economic Forum USA Inc. since April 2006. Mr. Rosso served as Chairman of CNH Global N.V. from November 1999 until his retirement in May 2004; was Chief Executive Officer of CNH Global N.V. from November 1999 to November 2000; and Chief Executive Officer of Case Corporation from April 1994 to November 1999 and Chairman from March 1996 to November 1996. He is also a director of ADC Telecommunications, Inc., Bombardier Inc., and Eurazeo.

JACK W. SCHULER Chairman of the Board of Stericycle, Inc. and Ventana Medical Systems, Inc.	Director since 1990 age 66

Mr. Schuler has been Chairman of the Board of Stericycle, Inc. since March 1990 and Chairman of the Board of Ventana Medical Systems, Inc. since November 1995; President and Chief Operating Officer of Abbott Laboratories from January 1987 to August 1989; and a director of that company from April 1985 to August 1989. Mr. Schuler is a director of Quidel Corporation.

Director Independence

Under the New York Stock Exchange Corporate Governance Rules, to be considered independent, a director must be determined to have no material relationship with Medtronic other than as a director. The Board of Directors has determined that the following directors, comprising all of our non-management directors, are independent under the New York Stock Exchange Corporate Governance Rules: Messrs. Anderson, Bonsignore, Calhoun, Lenehan, Powell, Pozen, Rosso, Schuler and Sprenger, Drs. Brody and Jackson and Ms. O’Leary. In making this determination, the Board considered its Director Independence Standards, which correspond to the New York Stock Exchange standards on independence. These standards identify types of relationships that are categorically immaterial and do not, by themselves, preclude the directors from being independent. The types of relationships and the directors who had such relationships include:

•	having an immediate family member who is, or has recently been, employed by Medtronic other than as an executive officer (Messrs. Schuler and Sprenger);

•	being a current employee of an entity that has made payments to, or received payments from, Medtronic for property or services (Messrs. Anderson and Schuler and Drs. Brody and Jackson); and

•	being, or having a spouse who is, an employee of a non-profit organization to which Medtronic or The Medtronic Foundation has made contributions (Dr. Brody).

All of the relationships of the types listed above were entered into, and payments were made or received, by Medtronic in the ordinary course of business and on competitive terms. Aggregate payments to, transactions with or discretionary charitable contributions to each of the relevant organizations did not exceed the greater of $1 million or 2% of that organization’s consolidated gross revenues for fiscal years 2005, 2006 or 2007, whichever is greater.

In addition, the Board considered relationships consistent with its Director Independence Standards in which the director was not an employee or executive officer, but had a further removed relationship with the relevant third party, such as being a director of a vendor to Medtronic or a purchaser of Medtronic’s products. The Board of Directors determined that none of the relationships were material. All of the relationships were entered into, and payments were made or received, by Medtronic in the ordinary course of business and on competitive terms. Aggregate payments to, transactions with or discretionary charitable contributions to each of the relevant organizations did not exceed the greater of $1 million or 2% of that organization’s consolidated gross revenues for fiscal years 2005, 2006 or 2007, whichever is greater.

Medtronic also has a minority investment in, and a development and license agreement with, a company that has granted Medtronic a sublicense to certain intellectual property of The John Hopkins University. In addition, one of the founders of that company is a professor at The John Hopkins University. The Board determined that this relationship is not a material relationship. There were no revenues generated relating to the development and license agreement in fiscal year 2007 and none are expected in fiscal year 2008, and Medtronic did not pay any royalties to John Hopkins University under the sublicense in fiscal year 2007 and does not expect to pay any in fiscal year 2008. John Hopkins University is not a shareholder of the company in which Medtronic has invested, and Dr. Brody did not participate in negotiations or approvals regarding the investment or agreement.

Mr. Pozen is Chairman of MFS Investment Management, which manages money for MFS mutual funds and other accounts, and which may from time to time buy or sell Medtronic stock. The Board determined that this relationship is not material. Mr. Pozen has no involvement with these transactions and there is an informational barrier between him and the rest of MFS with regard to Medtronic stock.

The Board noted that a number of lawsuits had been filed on behalf of third party payers asserting that Medtronic should pay certain costs related to Medtronic’s voluntary field action involving certain of its Marquis and Maximo ICDs and InSync and Marquis CRT-D devices, and that such suits purport to include UnitedHealth Group (“UHG”) in the plaintiff class. UHG’s Ingenix subsidiary has corresponded with the plaintiffs’ counsel in these actions regarding, among other things, UHG’s intention to opt out of the putative class action cases. In July 2006, Medtronic and UHG entered into a tolling agreement pursuant to which UHG has agreed not to commence legal action against Medtronic for any claim relating to any medical device manufactured by Medtronic until 30 days following final disposition (by judicial resolution or settlement) of any individual patient litigation matter or matters against Medtronic for which UHG may have a right of subrogation. Either party may terminate the tolling period upon 145 days written notice. Mr. Anderson has informed Medtronic that there is an informational barrier between him and UHG with respect to these potential claims. Also, Mr. Anderson does not receive from Medtronic any material, nonpublic information relating to the potential claims. As a result, the Board determined that the potential claims of UHG do not create a material relationship between Mr. Anderson and Medtronic at this time.

Certain Relationships and Related Transactions

In January 2007, the Board of Directors of Medtronic adopted written related party transaction policies and procedures. The policies require that all “interested transactions” (as defined below) between Medtronic and “related parties” (as defined below) are subject to approval or ratification by the Corporate Governance Committee. In determining whether to approve or ratify such transactions, the Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Corporate Governance Committee has reviewed a list of interested transactions and deemed them to be pre-approved or ratified. Also, the Board of Directors has delegated to the chair of the Corporate Governance Committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount is expected to be less than $1 million. Finally, the policies provide that no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director shall provide all material information concerning the interested transaction to the Corporate Governance Committee.

Under the policies, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:

•	the aggregate amount involved will or may be expected to exceed $100,000 in any fiscal year;

•	Medtronic is a participant; and

•	any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).

A “related party” is defined as any:

•	person who is or was (since the beginning of the last fiscal year for which Medtronic has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director;

•	greater than five percent beneficial owner of Medtronic’s common stock; or

•	immediate family member of any of the foregoing.

During fiscal year 2007, Tino Schuler, a son of director Jack W. Schuler, was employed by Medtronic as a director of marketing in the Medtronic Xomed business. Mr. Tino Schuler worked for Xomed beginning in August 1993, and Xomed was acquired by Medtronic in 1999. Mr. Tino Schuler was paid an aggregate salary and bonus of $206,774 for his services during fiscal year 2007. Director Gordon M. Sprenger’s son, Michael G. Sprenger, also worked as a director of marketing for Medtronic during fiscal year 2007, receiving an aggregate salary and bonus of $182,262. Mr. Michael Sprenger has been a Medtronic employee since May 1989, prior to his father’s initial election to Medtronic’s Board in September 1991. Both Mr. Tino Schuler and Mr. Michael Sprenger received in fiscal year 2007, in addition to their salaries and bonuses, the standard benefits provided to other Medtronic employees. Neither Mr. Tino Schuler nor Mr. Michael Sprenger is an executive officer of Medtronic, and these transactions are deemed under the Board of Directors written related party transaction policies as being pre-approved.

GOVERNANCE OF MEDTRONIC

Our Corporate Governance Principles

The Board of Directors first adopted Principles of Corporate Governance (the “Governance Principles”) in fiscal 1996 and has revised these Governance Principals from time to time, including to comply with New York Stock Exchange Corporate Governance Rules. The Governance Principles describe Medtronic’s corporate governance practices and policies, and provide a framework for the governance of Medtronic. Among other things, the Governance Principles provide that:

•	A majority of the members of the Board must be independent directors and no more than three directors may be Medtronic employees. Currently two directors, Medtronic’s Chairman and Chief Executive Officer and its President and Chief Operating Officer, are not independent.

•	Medtronic maintains Audit, Compensation, Corporate Governance and Technology and Quality Committees, which consist entirely of independent directors.

•	The Corporate Governance Committee, which consists of all the independent directors on the Board, oversees an annual evaluation of the Board and its committees. The Nominating Subcommittee of the Corporate Governance Committee evaluates the performance of each director whose term is expiring based on criteria set forth in the Governance Principles.

Our Governance Principles, the charters of our Audit, Compensation, Corporate Governance and Technology and Quality Committees and our codes of conduct are published on our website at www.medtronic.com under the Corporate Governance caption. These materials are available in print to any shareholder upon request. From time to time the Board reviews and updates these documents as it deems necessary and appropriate.

Lead Director; Executive Sessions

The Chair of our Corporate Governance Committee, Mr. Rosso, is our designated “Lead Director” and presides as the chair at meetings of the independent directors. Six regular meetings of our Board are held each year and at each Board meeting our independent directors meet in executive session with no company management present.

Committees of the Board and Meetings

Our four standing Board committees — Audit, Compensation, Corporate Governance and Technology and Quality — consist solely of independent directors, as defined in the New York Stock Exchange Corporate Governance Rules. Each director attended 75% or more of the total meetings of the Board and Board committees on which the director served in fiscal year 2007. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The following table summarizes the current membership of the Board and each of its standing committees and the number of times each standing committee met during fiscal year 2007.

				Corporate	Technology and
	Board	Audit	Compensation	Governance	Quality
Mr. Anderson	X		Chair	X
Mr. Bonsignore	X	Chair	X	X
Dr. Brody	X			X*	Chair
Mr. Calhoun	X	X		X	X
Mr. Collins	Chair
Mr. Hawkins	X
Dr. Jackson	X			X*	X
Mr. Lenehan	X			X	X
Ms. O’Leary	X	X		X*
Mr. Powell	X		X	X	X
Mr. Pozen	X	X		X	X
Mr. Rosso	X	X	X	Chair*
Mr. Schuler	X	X	X	X*
Mr. Sprenger	X		X	X	X
Number of fiscal year 2007 meetings	7	13	3	5	3

*	Denotes member of Nominating Subcommittee, which met five times in fiscal year 2007.

Effective August 23, 2007, Ms. O’Leary will serve as chair of the Audit Committee and Dr. Jackson will serve as chair of the Technology and Quality Committee. Messrs. Bonsignore and Sprenger and Dr. Brody are expected to retire at the 2007 Annual Meeting.

The Board has four standing committees, the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Technology and Quality Committee, with each of their principal functions described below.

Audit Committee

•	Oversees the integrity of Medtronic’s financial reporting

•	Oversees the independence, qualifications and performance of Medtronic’s independent registered public accounting firm and the performance of Medtronic’s internal auditors

•	Oversees Medtronic’s compliance with legal and regulatory requirements

•	Reviews annual financial statements with management and Medtronic’s independent registered public accounting firm and recommends to the Board whether the financial statements should be included in our Annual Report on Form 10-K

•	Reviews and discusses with management and Medtronic’s independent registered public accounting firm quarterly financial statements and discusses with management Medtronic’s earnings press releases

•	Reviews major changes to Medtronic’s accounting and auditing principles and practices

•	Hires the firm to be appointed as Medtronic’s independent registered public accounting firm that reports directly to the Audit Committee

•	Pre-approves all audit and permitted non-audit services to be provided by the independent registered public accounting firm

•	Reviews the scope of the annual audit and internal audit programs and the results of the annual audit examination

•	Reviews, at least annually, a report by the independent registered public accounting firm describing its internal quality-control procedures and any issues raised by the most recent internal quality-control review

•	Meets periodically with management to review Medtronic’s major financial and business risk exposures and steps taken to monitor and control these exposures

•	Considers at least annually the independence of the independent registered public accounting firm

•	Reviews the adequacy and effectiveness of Medtronic’s internal controls and disclosure controls and procedures

•	Establishes procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

•	Meets privately in separate executive sessions periodically with management, internal audit and the independent registered public accounting firm

Audit Committee Independence and Financial Experts

In accordance with NYSE requirements and SEC Rule 10A-3, all members of the Audit Committee meet the additional independence standards applicable to its members. In addition, all of our current Audit Committee members are audit committee financial experts, as that term is defined in SEC rules.

Audit Committee Pre-Approval Policies

Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent registered public accounting firm. Our Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, and audit-related, tax and other permissible non-audit services, are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we obtain the pre-approval of the Audit Committee before engaging the independent registered public accounting firm. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation Committee

•	Reviews compensation philosophy and major compensation programs

•	Annually reviews executive compensation programs, annually reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and, based on its own evaluation of performance in light of those goals and objectives as well as input from the Corporate Governance Committee, establishes and approves compensation of the Chief Executive Officer, Chief Financial Officer and other three highest paid executives

•	Administers and makes recommendations to the Board with respect to incentive compensation plans and equity-based compensation plans and approves stock option and other stock incentive awards for senior executive officers

•	Reviews new compensation arrangements and reviews and recommends to the Board employment agreements and severance arrangements for senior executive officers

•	Reviews and discusses with management the Compensation Discussion and Analysis required by the rules of the Securities and Exchange Commission and recommends to the Board a Compensation Discussion and Analysis for inclusion in the Company’s annual proxy statement

•	Establishes compensation for directors and recommends changes to the full Board

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal year 2007 was an officer or employee of Medtronic, and no executive officer of Medtronic during fiscal year 2007 served on the compensation committee or board of any company that employed any member of Medtronic’s Compensation Committee or Board.

Corporate Governance Committee

•	Recommends to the Board corporate governance guidelines

•	Leads the Board in its annual review of the Board’s performance

•	Adopts, monitors and recommends to the Board changes to the Governance Principles

•	Recommends to the Board the selection and replacement, if necessary, of the Chief Executive Officer, oversees the evaluation of senior management and periodically provides input to the Compensation Committee regarding the performance of the Chief Executive Officer in light of goals and objectives set by the Compensation Committee

•	Reviews and determines the philosophy underlying directors’ compensation and remains apprised of the Compensation Committee’s actions in approving executive compensation and the underlying philosophy for it

•	Maintains a Nominating Subcommittee which recommends to the full Corporate Governance Committee criteria for selecting new directors, nominees for Board membership and the positions of Chairman, Chief Executive Officer and Chair of the Corporate Governance Committee and whether a director should be nominated to stand for re-election

The Corporate Governance Committee considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates. Any shareholder who wishes to recommend a prospective nominee for the Board for consideration by the Corporate Governance Committee must notify the Corporate Secretary in writing at Medtronic’s offices at 710 Medtronic Parkway, Minneapolis, MN 55432 no later than March  , 2008. Any such recommendations should provide whatever supporting material the shareholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Corporate Governance Committee to make an initial determination as to whether the nominee satisfies the criteria for directors set out in the Governance Principles.

If the Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy in the Board or to expand the size of the Board, the Nominating Subcommittee considers candidates from a variety of sources. The process followed to identify and evaluate candidates includes meetings to evaluate biographical information and background material relating to candidates and interviews of selected candidates by members of the Board. Recommendations of candidates for inclusion in the Board slate of director nominees are based upon the criteria set forth in the Governance Principles. These criteria include business experience and skills, independence, distinction in their activities, judgment, integrity, the ability to commit sufficient time and attention to Board activities and the absence of potential conflicts with Medtronic’s interests. The Corporate Governance Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee and other expertise and the evaluation of all prospective nominees.

After completing interviews and the evaluation process, the Corporate Governance Committee makes a recommendation to the full Board as to persons who should be nominated by the Board. The Board determines the nominees after considering the recommendations and report of the Corporate Governance Committee and making such other evaluation as it deems appropriate.

Alternatively, shareholders intending to appear at the Annual Meeting to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Corporate Governance Committee was not requested to consider his or her candidacy) must comply with the procedures in Medtronic’s restated articles of incorporation, which are described under “Other Information — Shareholder Proposals and Director Nominations” below.

Technology and Quality Committee

•	Provides assistance to the Board concerning the allocation of Medtronic’s resources to those scientific and technological efforts that offer the greatest potential growth within the framework of Medtronic’s corporate objectives

•	Provides assistance concerning the adequacy and relevancy of Medtronic’s scientific and technical direction and Medtronic’s efforts, policies and practices in development and quality programs to meet Medtronic’s objectives and requirements for growth

•	Reviews policies, practices, processes and quality programs concerning technological and product research

•	Reviews the results of and evaluates the effectiveness of Medtronic’s scientific and technological efforts and investments in developing new products and businesses

•	Annually reviews the progress on major scientific and technological programs

•	Evaluates Medtronic’s technological education, recognition and motivational programs and activities

Special Committee

In November 2005, the Board convened a Special Committee, comprised of Jack W. Schuler (Chair), Robert C. Pozen and Jean-Pierre Rosso, to oversee Medtronic’s response to a subpoena received from the Office of the United States Attorney for the District of Massachusetts relating to the fraud and abuse and federal Anti-Kickback statutes. For more information about this matter, please see Note 15 to Medtronic’s consolidated financial statements included in Medtronic’s Annual Report for fiscal year 2007.

Annual Meeting of the Shareholders

It is has been the longstanding practice of Medtronic for all directors to attend the Annual Meeting of Shareholders. All directors attended the last Annual Meeting.

Director Compensation

[to be included in definitive proxy statement]

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. Our 24-hour, toll-free confidential compliance line is available for the submission of concerns regarding accounting, internal controls or auditing matters. Our independent directors may also be contacted via e-mail at independentdirectors@medtronic.com. Our Lead Director may be contacted via e-mail at leaddirector@medtronic.com. Communications received from shareholders may be forwarded directly to Board members as part of the materials sent before the next regularly scheduled Board meeting, although the Board has authorized management, in its discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening or otherwise inappropriate. Advertisements, solicitations for periodical or other subscriptions and other similar communications generally will not be forwarded to the directors.

Our Codes of Conduct

All Medtronic employees, including our Chief Executive Officer and other senior executives, are required to comply with our long-standing Code of Conduct to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Conduct covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of Medtronic, through management or our legal counsel or by using Medtronic’s confidential compliance line. Our Code of Ethics for Senior Financial Officers, which is a part of the Code of Conduct, includes certain specific policies applicable to our Chief Executive Officer, Chief Financial Officer, Treasurer and Controller and to other senior financial officers designated from time to time by our Chief Executive Officer. These policies relate to internal controls, the public disclosures of Medtronic, violations of the securities or other laws, rules or regulations and conflicts of interest. In 2004, the Board of Directors adopted a Code of Business Conduct and Ethics for members of the Board relating to director responsibilities, conflicts of interest, strict adherence to applicable laws and regulations and promotion of ethical behavior.

Our codes of conduct are published on our website, at www.medtronic.com under the Corporate Governance caption. We intend to disclose future amendments to, or waivers for directors and executive officers of, our codes of conduct on our website promptly following the date of such amendment or waiver.

SHARE OWNERSHIP INFORMATION

The following table shows information as of April 27, 2007, concerning each person who is known by us to beneficially own more than 5% of our common stock.

Significant Shareholders.  The following table shows information as of April 27, 2007, concerning each person who is known by us to beneficially own more than 5% of our common stock.

		Of Shares Beneficially
		Owned, Amount that
	Amount and Nature of	May Be Acquired	Percent
Name of Beneficial Owner	Beneficial Ownership	Within 60 Days	of Class

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071(1)	119,062,290	N/A	10.4%
Wellington Management Company, LLP
75 State Street
Boston, MA 02109(2)	77,686,054	N/A	6.8%

(1)	The information for security ownership of this beneficial owner is based on amendment no. 1 to a Schedule 13G filed by Capital Research and Management Company on February 12, 2007. The shares reported are as a result of Capital Research and Management Company acting as investment adviser to various investment companies. Based upon 1,144,307,154 shares outstanding as of April 27, 2007 (including 1,246,421 shares resulting from the assumed conversion of $69,900,000 principal amount of Medtronic’s 1.50% Convertible Senior Notes due April 2011 and 811,333 shares resulting from the assumed conversion of $45,500,000 principal amount of Medtronic’s 1.625% Convertible Senior Note due April 2013, which are included in both the denominator and numerator for beneficial ownership calculations), the shareholder beneficially owns approximately 10.4% of our shares outstanding.

(2)	The information for security ownership of this beneficial owner is based on a Schedule 13G filed by Wellington Management Company, LLP on February 14, 2007. The shares reported are as a result of Wellington Management Company, LLP acting as investment advisor to various investment companies. Based upon 1,144,307,154 shares outstanding as of April 27, 2007, the shareholder beneficially owns approximately 6.8% of our shares outstanding.

Beneficial Ownership of Management.  The following table shows information as of April 27, 2007 concerning beneficial ownership of Medtronic’s directors, named executive officers identified in the Summary Compensation Table below, and all directors and executive officers as a group.

		Of Shares Beneficially
	Amount and Nature of	Owned, Amount that May Be
Name of Beneficial Owner	Beneficial Ownership(6)	Acquired Within 60 Days

Richard H. Anderson(1)	27,766	25,261
Michael R. Bonsignore	67,357	53,423
William R. Brody, M.D., Ph.D.	76,750	64,553
David L. Calhoun	10,350	—
Arthur D. Collins, Jr.(2)	2,840,866	2,271,974
Michael F. DeMane	212,711	205,968
Gary L. Ellis	290,356	258,801
William A. Hawkins	325,897	298,452
Shirley Ann Jackson, Ph.D.	22,457	22,257
James T. Lenehan	13,387	3,387
Stephen H. Mahle	849,821	620,838
Denise M. O’Leary	42,859	42,859
Kendall J. Powell	550	—
Robert C. Pozen(3)	37,842	13,142
Jean-Pierre Rosso	59,643	58,643
Jack W. Schuler(4)	225,376	74,321
Gordon M. Sprenger	138,070	70,489
Directors and executive officers as a group (29 persons)(5)	6,709,129	5,616,622

(1)	Mr. Anderson disclaims beneficial ownership of 25 shares that are owned by his minor son.

(2)	Mr. Collins disclaims beneficial ownership of 20,000 shares that are held by The Collins Family Foundation, a charitable trust of which he is one of the trustees.

(3)	Includes 20,000 shares owned jointly with Mr. Pozen’s spouse.

(4)	127,553 of these shares are pledged to a financial institution as collateral for a line of credit.

(5)	As of April 27, 2007, no director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic’s directors and executive officers as a group beneficially own approximately .61% of the shares outstanding.

(6)	Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares pursuant to options exercisable within 60 days (on or before August 24, 2007) and the right to receive shares for deferred stock units issued under the Medtronic, Inc. 1998 Outside Director Stock Compensation Plan within 60 days (on or before August 24, 2007) of a director’s resignation.

Section 16(a) Beneficial Ownership Reporting Compliance.  Based upon a review of reports and written representations furnished to it, Medtronic believes that during fiscal year 2007 all filings with the SEC by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of Medtronic’s common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), except as follows: Michael F. DeMane, Senior Vice President, failed to timely file a report for a sale of shares on November 21, 2006, due to Medtronic’s administrative oversight; Scott R. Ward, Senior Vice President and President, CardioVascular, failed to timely file a report for a sale of shares by his spouse on February 28, 2007, and a gift of shares to his spouse on January 6, 2004, due to an oversight by Mr. Ward’s advisors; and Mr. Bonsignore failed to timely file a report for a transfer of funds out of the Medtronic stock-based fund in Medtronic’s Capital Accumulation Plan on December 8, 2006, due to an administrative oversight. The reports were promptly filed when the errors were discovered.

COMPENSATION DISCUSSION AND ANALYSIS

[to be included in definitive proxy statement]

EXECUTIVE COMPENSATION

[to be included in definitive proxy statement]

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Medtronic’s financial reporting. In particular, the Audit Committee reviews the independence, qualifications and performance of Medtronic’s independent registered public accounting firm and the performance of its internal auditors. The Audit Committee also has responsibility for Medtronic’s compliance with legal and regulatory requirements. The Audit Committee consists of the five members listed below, each of whom is an independent director in accordance with SEC and New York Stock Exchange requirements and each of whom meets additional independence standards applicable to audit committee members. Michael R. Bonsignore, Denise M. O’Leary, Robert C. Pozen, Jean-Pierre Rosso and Jack W. Schuler each qualify as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

Medtronic’s management is responsible for preparing Medtronic’s financial statements and the overall reporting process, including Medtronic’s system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of Medtronic’s independent registered public accounting firm, PricewaterhouseCoopers LLP, that reports directly to the Audit Committee. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States (“U.S. GAAP”) and auditing management’s assessment of the effectiveness of internal controls over financial reporting. The Audit Committee also meets privately in separate executive sessions periodically with management, internal audit and representatives from Medtronic’s independent registered public accounting firm.

In this context, the Audit Committee has held discussions with management and PricewaterhouseCoopers. Management represented to the Audit Committee that Medtronic’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers.

PricewaterhouseCoopers has advised the Audit Committee that, in its opinion, the consolidated balance sheets and the related consolidated statements of earnings, shareholders’ equity and cash flows that accompany Medtronic’s 2007 Annual Report present fairly, in all material respects, the financial position of Medtronic and its subsidiaries at April 27, 2007 and April 28, 2006, and the results of Medtronic’s operations and cash flows for each of the three fiscal years in the period ended April 27, 2007 in conformity with U.S. GAAP.

The Audit Committee also has discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and requested any other relevant input from PricewaterhouseCoopers. PricewaterhouseCoopers provided to the Audit Committee the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PricewaterhouseCoopers their independence.

Based on the considerations above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in Medtronic’s Annual Report on Form 10-K for fiscal year 2007 for filing with the Securities and Exchange Commission. The Audit Committee has selected PricewaterhouseCoopers as Medtronic’s independent registered public accounting firm for fiscal year 2008. Audit and any permitted non-audit services provided to Medtronic by PricewaterhouseCoopers are pre-approved by the Audit Committee.

AUDIT COMMITTEE:

Michael R. Bonsignore, Chair	Denise M. O’Leary
Jean-Pierre Rosso	Jack W. Schuler
Robert C. Pozen

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit of Medtronic’s annual financial statements for the fiscal years ended April 28, 2006 and April 27, 2007, and fees billed for other services rendered by PricewaterhouseCoopers.

	2006	2007

Audit Fees(1)	$5,567,000	$5,650,000
Audit-Related Fees(2)	$200,000	$241,000
Tax Fees(3)	$328,000	$252,000
All Other Fees(4)	$10,000	$39,000

(1)	Audit services consisted principally of assistance with Medtronic’s domestic and international audits, statutory audits and Sarbanes-Oxley 404 certification.

(2)	Audit-related services consisted principally of assistance with matters related to audits of employee benefits plans and corporate development.

(3)	The fiscal years 2006 and 2007 tax advisory services were provided principally for assistance with transfer pricing and tax compliance.

(4)	In fiscal years 2006 and 2007, other services included subscriptions to audit-related software and industry benchmark studies.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers, certified public accountants and independent registered public accounting firm, as Medtronic’s independent registered public accounting firm for the fiscal year ending April 25, 2008. As required by the Audit Committee Charter, the Board of Directors is submitting the selection of PricewaterhouseCoopers for shareholders’ ratification at the Annual Meeting. If the shareholders do not so ratify, the Audit Committee will reconsider its selection.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.

PROPOSAL 3 — AMENDMENT OF MEDTRONIC’S RESTATED ARTICLES OF
INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION
OF ALL DIRECTORS

Our Board of Directors has approved, and recommends your approval of, an amendment to our restated articles of incorporation that would provide for the phased-in elimination of the classification of the Board and the annual election of all directors.

Our Board of Directors is currently divided into three classes, and members of each class are elected to serve for staggered three-year terms. The amendment, if adopted, would result in the directors elected at the 2008 Annual Meeting and thereafter being elected to one-year terms, but would not shorten the existing term of any director elected prior to the 2008 Annual Meeting. Class III directors elected at this year’s Annual Meeting will be elected to three-year terms, expiring at the 2010 Annual Meeting. The terms of the Class I directors will expire at the 2008 Annual Meeting, and the terms of the Class II directors will expire at the 2009 Annual Meeting.

The amendment is the result of the Board’s ongoing review of our corporate governance policies. In making its recommendation, the Board considered carefully the advantages of both classified and declassified board structures. A classified board of directors can promote continuity and enhance the stability of the board, encourage a long-term perspective on the part of directors and reduce a company’s vulnerability to coercive takeover tactics. The Board recognized these advantages, but concluded that they were outweighed by the advantages of the shareholders’ ability to evaluate all directors annually and of Medtronic’s adoption of a structure that is currently considered by many governance commentators to be a “best practice” in corporate governance.

The Board also believes that we continue to be protected from hostile takeovers by Sections 302A.671 and 302A.673 of Minnesota Business Corporations Act, which contain restrictions intended to have a deterrent effect on the ability of a person to gain control of the corporation without negotiating directly with the Board, and by our shareholder rights plan, which also encourages potential acquirers to negotiate directly with the Board. The Board also believes that the likelihood of such a takeover occurring is currently less than when the classified board was originally put into place.

Consequently, the Board of Directors concluded that an amendment of our restated articles of incorporation to provide for the annual election of all directors is in the best interests of Medtronic’s shareholders.

Approval of the amendment will cause Section 5.3 of article five of the restated articles of incorporation to be amended in its entirety, and it will require the affirmative vote of not less than seventy-five percent of the votes entitled to be cast by all holders of shares of our common stock. A copy of Section 5.3 as it is proposed to be amended is attached to this proxy statement as Appendix A. If the proposed amendment is not approved, the Board of Directors will remain classified. If the proposed amendment is approved, Medtronic will file a new restated articles of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND MEDTRONIC’S RESTATED ARTICLES OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

OTHER INFORMATION

Expenses of Solicitation

Medtronic will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

Shareholder Proposals and Director Nominations

In order for a shareholder proposal to be considered for inclusion in Medtronic’s proxy statement for the 2008 Annual Meeting, the written proposal must be received by the Corporate Secretary at Medtronic’s offices no later than March  , 2008. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Medtronic’s restated articles of incorporation provide that a shareholder may present a proposal or nominee for director from the floor that is not included in the proxy statement if proper written notice is received by the Corporate Secretary at Medtronic’s offices not less than 50 nor more than 90 days prior to the Annual Meeting date. If less than 60 days notice of the meeting date is given, the submission will be considered timely if it is received by the 10th day after notice of the meeting is given. Any such proposal or nomination must provide the information required by Medtronic’s restated articles of incorporation and comply with any applicable laws and regulations. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, Medtronic may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such shareholder proposal or nomination.

All submissions to, or requests from, the Corporate Secretary should be made to Medtronic’s principal offices at 710 Medtronic Parkway, Minneapolis, Minnesota 55432, Attn: Corporate Secretary.

Delivery of Documents to Shareholders Sharing an Address

The SEC has adopted amendments to its rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless Medtronic has received contrary instructions from one or more of the shareholders. Medtronic will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate copy of the proxy statement and annual report, now or in the future, should submit their request by contacting ADP, either by calling toll-free at (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Shareholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of Medtronic’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

Other

Medtronic’s 2007 Annual Report, including financial statements, is being sent to shareholders of record as of June 25, 2007, together with this proxy statement.

MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 27, 2007, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, INC., 710 MEDTRONIC PARKWAY, MINNEAPOLIS, MINNESOTA 55432.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Terrance L. Carlson
Corporate Secretary
MEDTRONIC, INC.

Appendix A

New language is indicated by underlining, and deletions are indicated by strike-throughs.

PROPOSED AMENDMENTS TO SECTION 5.3 OF THE MEDTRONIC, INC.
RESTATED ARTICLES OF INCORPORATION

~~Classification~~Election of the Board of Directors.  The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than fifteen persons, who need not be shareholders. The number of directors may be increased by the shareholders or Board of Directors or decreased by the shareholders from the number of directors on the Board of Directors immediately prior to the effective date of this Section 5.3 provided, however, that any change in the number of directors on the Board of Directors (including, without limitation, changes at annual meetings of shareholders) shall be approved by the affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares (as defined in Section 6.2 of Article 6), voting together as a single class, unless such change shall have been approved by a majority of the entire Board of Directors. If such change shall not have been so approved, the number of directors shall remain the same. ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.~~

~~At the 1989~~Commencing with the 2008 annual meeting of shareholders~~, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding~~ and thereafter at each annual meeting of shareholders ~~beginning in 1990, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director~~, directors whose term of office is then expiring shall be elected annually for terms of one year and shall hold office until the ~~annual meeting for the year in which the director’s term expires and~~next annual meeting of shareholders. In this regard, directors elected at the 2005 annual meeting of shareholders shall hold office until the 2008 annual meeting of shareholders; directors elected at the 2006 annual meeting of shareholders shall hold office until the 2009 annual meeting of shareholders; and directors elected at the 2007 annual meeting of shareholders shall hold office until the 2010 annual meeting of shareholders. In all cases, a director shall hold officeuntil a successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Removal of a director from office (including a director named by the Board of Directors to fill a vacancy or newly created directorship), with or without cause, shall require the affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares, voting together as a single class. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy ~~not resulting from an increase in the number~~shall hold office until the next electionof directors and until his or her successor shall ~~have the same remaining term as that of such director’s predecessor.~~be elected and have qualified.

Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred or preference stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by or pursuant to the applicable terms of the certificate of designation or other instrument creating such class or series of preferred stock~~, and such directors so~~

~~elected shall not be divided into classes pursuant to this Section 5.3 unless expressly provided by such terms~~.

Only persons who are nominated in accordance with the procedures set forth in this Section 5.3 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 5.3. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor more than 90 days prior to the meeting, provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such shareholder and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this Section 5.3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 5.3 and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

At any regular or special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section 5.3. For business to be properly brought before any regular or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor (except for shareholder proposals subject to Rule 14a-8(a)(3)(i) of the Securities Exchange Act of 1934, as amended) more than 90 days prior to the meeting, provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the regular or special meeting was mailed or such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular or special meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. Notwithstanding anything in the corporation’s Bylaws to the contrary, no business shall be conducted at any regular or special meeting except in accordance with the procedures set forth in this Section 5.3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 5.3 and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Articles of Incorporation), the affirmative vote of the holders of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Section 5.3.

DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

     Medtronic offers shareholders the choice to receive future annual reports and proxy materials electronically over the internet instead of receiving paper copies through the mail. This will save Medtronic the cost of printing and mailing them. Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:

•	Go to our website at www.medtronic.com;
•	Under About Medtronic, click on Investor Relations;
•	In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and
•	Follow the prompts to submit your electronic consent.

Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. Street name shareholders whose broker or bank is not included in this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As with all internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.medtronic.com/annualmeeting.

UC200800114 EN

This Proxy is Solicited by the Board of Directors of

MEDTRONIC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 23, 2007

The undersigned, revoking all other proxies heretofore given, hereby acknowledges receipt of the proxy statement and hereby appoints Arthur D. Collins, Jr. and Terrance L. Carlson, or either of them, as proxies to represent the undersigned, with full power of substitution in each, and hereby authorizes them to vote all shares of common stock of Medtronic, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Medtronic, Inc., to be held on Thursday, August 23, 2007 at 10:30 a.m. (Central Daylight Time), at the Medtronic World Headquarters at 710 Medtronic Parkway, Minneapolis (Fridley), Minnesota and any adjournments and postponements thereof.

You may vote at the Annual Meeting if you were a shareholder of record at the close of business on June 25, 2007.

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” ALL NOMINEES NAMED IN PROPOSAL ONE (ELECTION OF DIRECTORS) AND “FOR” PROPOSALS TWO AND THREE. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON SUCH OTHER MATTERS AS THE PROXIES NAMED HEREIN, IN THEIR SOLE DISCRETION, MAY DETERMINE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

(To be Signed on Reverse Side)

710 MEDTRONIC PARKWAY, MS LC310 MINNEAPOLIS, MN 55432-5604

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Medtronic, Inc., in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Medtronic, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

MEDTR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEDTRONIC, INC.

Vote on Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ALL NOMINEES.

To withhold authority to vote for any nominee,
		For	Withhold	For All	mark “For All Except” and write the nominee’s
1.	To elect four Class III directors for three-year terms.	All	All	Except	number on the line below.
01) David L. Calhoun 02) Arthur D. Collins, Jr. 03) James T. Lenehan 04) Kendall J. Powell
		☐	☐	☐

Vote on Proposals

	For	Against	Abstain
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2. To ratify the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm.	☐	☐	☐

3. To amend Medtronic’s restated articles of incorporation to provide for the annual election of all directors.	☐	☐	☐

NOTE: Signature should agree with name on stock
certificate as printed thereon. Executors,
administrators, trustees and other fiduciaries should
so indicate when signing.

	Yes	No
HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date